Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 27 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $10,000,000
Stated Maturity Date: January 20, 2000           Net Proceeds:     $ 9,975,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.725%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 10 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  Goldman, Sachs & Co.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|x| The Notes cannot be redeemed prior        |x|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.




                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 28 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $25,000,000
Stated Maturity Date: January 20, 2000           Net Proceeds:     $24,937,500

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.725%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 10 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  Salomon Brothers Inc
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 29 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $15,000,000
Stated Maturity Date: January 20, 2000           Net Proceeds:     $14,962,500

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.725%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 10 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  Countrywide Securities Corporation
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.





                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 30 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $35,000,000
Stated Maturity Date: January 20, 2000           Net Proceeds:     $34,912,500

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.725%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 10 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  Merrill Lynch & Co.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.





                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 31 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $15,000,000
Stated Maturity Date: January 20, 2000           Net Proceeds:     $14,962,500

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.725%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 10 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  Lehman Brothers Inc.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.





                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 32 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $15,000,000
Stated Maturity Date: January 21, 2003           Net Proceeds:     $14,925,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.925%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 30 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  Goldman, Sachs & Co.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.




                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 33 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $19,000,000
Stated Maturity Date: January 21, 2003           Net Proceeds:     $18,905,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.925%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 30 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  Salomon Brothers Inc
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.




                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 34 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $36,000,000
Stated Maturity Date: January 21, 2003           Net Proceeds:     $35,820,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.925%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 30 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  J.P. Morgan Securities Inc.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.




                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 35 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $10,000,000
Stated Maturity Date: January 21, 2003           Net Proceeds:     $ 9,950,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.925%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 30 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  Countrywide Securities Corporation
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.




                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 36 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $10,000,000
Stated Maturity Date: January 21, 2003           Net Proceeds:     $ 9,950,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.925%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 30 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  Lehman Brothers Inc.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.




                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 37 DATED JANUARY 14, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  January 14, 1998                    Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  January 20, 1998           Principal Amount: $20,000,000
Stated Maturity Date: January 21, 2003           Net Proceeds:     $19,900,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.925%                    Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 30 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every April 15, July 15,  Fixed Rate Commencement
                         October 15 and              Date:                   N/A
                         January 15, commencing    Fixed Interest Rate:      N/A
                         April 15, 1998
Agent:  NationsBanc Montgomery Securities, Inc.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior        |X|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.